Exhibit (10)(e)(iv)

SOUTH JERSEY INDUSTRIES, INC.
SCHEDULE OF OFFICER AGREEMENTS

Pursuant to Rule 12b-31, the following sets forth the material details which differ in the Executive Employment Agreements, the form of which is filed herewith as
Exhibit (10)(e)(iii).

Name	Capacities in Which Served	Date of Agreement	Minimum Base Salary
Edward J. Graham	Chairman, President and Chief Executive Officer, South Jersey Industries, Inc.; President and Chief Executive Officer, South Jersey Gas	1/1/09	575,000
David A. Kindlick	Vice President and Chief Financial Officer,South Jersey Industries, Inc.; Senior Vice President and Chief Financial Officer, South Jersey Gas Company	1/1/09	258,440
Richard H. Walker, Jr.	Vice President, General Counsel and Secretary, South Jersey Industries, Inc.; Senior Vice President, General Counsel and Secretary, South Jersey Gas Company	1/1/09	215,220
Michael Renna	Vice President, South Jersey Industries, Inc.; President, South Jersey Energy	1/1/09	221,420
Jeffrey E. DuBois	Vice President, South Jersey Industries, Inc.; Senior Vice President, Operations & Sales, South Jersey Gas Company	1/1/09	215,490